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                                                                    EXHIBIT 23.1

          CONSENT OF MOHLER, NIXON & WILLIAMS ACCOUNTANCY CORPORATION,
                             INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-64484) of AT&T Wireless Services, Inc. of our report dated May 12, 2004, with respect to the financial statements and schedule of the AT&T Wireless 401(k) Savings Plan included in this Annual Report on Form 11-K.

MOHLER, NIXON & WILLIAMS
Accountancy Corporation

Campbell, California
June 25, 2004